AMENDMENT TO PURCHASE AND SALE AGREEMENT

Reference is made to the Purchase and Sale Agreement dated April 17, 2012 (the "Agreement") between BlueRidge Petroleum Corporation and the other signatories to the Agreement (designated in the Agreement as "Seller") and Circle Star Energy Corp. (designated in the Agreement as "Purchaser"). Seller and Purchaser are also referred to jointly as the "Parties".

Seller and Purchaser acknowledge that the Agreement is valid and binding on the Parties in accordance with its terms and, by the execution of this Amendment, desire to amend certain terms and provisions in the Agreement.

Accordingly, in consideration of the promises and mutual obligations of the Parties and for other good and valuable consideration, the Parties hereby agree to amend the Agreement as follows:

1. In the first full paragraph under RECITALS, the acreage reference regarding the Graham County acreage "(12,781 acres)" is hereby deleted and the acreage total "(11,021 acres)" is substituted therefore. This acreage reduction results from the exclusion of 1,760 acres from the coverage of this Agreement, being the following described lands located in Graham County, Kansas:

Bow Creek #9	Sec. 1-T6S-R25W	640 acres
Bow Creek #9	S/2 Sec. 15-T6S-R25W	320 acres
Bow Creek #9	SE/4 Sec. 22-T6S-R25W	160 acres
Bow Creek #10	N/2 Sec. 22-T6S-R25W	320 acres
Bow Creek #11, 11a	NW/4 Sec. 14-T6S-R25W	160 acres
Bow Creek #20	SW/4 Sec. 22-T6S-R25W	160 acres

2. In the first full paragraph under RECITALS, the leasehold acreage referenced as "Rawlins County (17,168 acres)" and "Graham County (11,021 acres - as amended in Paragraph 1 above)" will not be closed upon by Purchaser on the Closing Date as established in Paragraph 3, below. It is agreed that this leasehold acreage will instead be subject to the option provision contained in Paragraph 11 of the Agreement (see Paragraph 5 below).

3. The provisions of Paragraph 2 of the Agreement calling for the consideration to be paid by Purchaser are hereby amended to require the payment or transfer of consideration to Seller as follows:

(a) Escrow Agent, who is in possession under the Escrow Agreement (Exhibit "B" attached to the Agreement) of $50,000 Earnest Money heretofore delivered by Purchaser to Escrow Agent, will release and pay over to Seller the Earnest Money. Purchaser hereby expressly authorizes Community Bank of the Midwest to immediately pay to Seller the $50,000 deposited under the terms of the Agreement.

(b) Seller will sell to Purchaser and Purchaser will buy from Seller 12,518 acres in Sheridan County, Kansas as identified and described on Exhibit "A" attached to the Agreement. The purchase price will be on a $150 per acre basis or $1,877,700. Consideration paid by Purchaser to Seller will be the $50,000 Earnest Money referenced in (a) above plus 2,611,000 shares of common stock in Purchaser (computed by taking the balance owed of $1,827,700 and dividing it by an agreed per share price of $0.70). Seller will deliver to Purchaser a fully executed Assignment in recordable form in accordance with the terms and provisions of this Agreement which will effectively assign to Purchaser the 12,518 acres of leasehold estate interests and Purchaser will immediately issue the shares of common stock to various parties in the amounts specified by Seller.

(c) Paragraph 2(b) of the Agreement is deleted in its entirety.

(d) Paragraph 2(c) of the Agreement is deleted in its entirety. The "Schoen Trust #2-22 Well" will not be a part of the property transferred to Purchaser.

(e) The initial amended closing date will be July 9, 2012; the final closing date shall occur on or before September 28, 2012, as provided herein below.

4. The acreage recitation in Paragraph 11 of the Agreement for Decatur and Norton Counties ("53,482 acres") is hereby changed to be "52,682 acres" which results from the exclusion from this Agreement (on the option to purchase) the following acreage located in Norton County, Kansas:

Prairie Dog #1	SE/4 Sec. 5-T3S-R24W	160 acres
Prairie Dog #4, 4a, 4b	NE/4 Sec. 6-T3S-R24W	160 acres
Prairie Dog #13	NE/4 Sec. 5-T3S-R24W	160 acres
Prairie Dog #16	NE/4 Sec. 8-T3S-R24W	160 acres
Prairie Dog #19	NW/4 Sec. 5-T3S-R24W	160 acres

5. The option period set forth in Paragraph 11 of the Agreement within which Purchaser has the right, but not the obligation, to purchase additional leasehold acreage will begin on the Closing Date stated above and end on or before September 28, 2012. The leasehold acreage subject to the option to purchase is hereby amended to include not only the Norton County leasehold acreage (as amended in Paragraph 4 above) and the Decatur County leasehold acreage (as originally agreed to), but also the leasehold acreage of Seller in Rawlins County (17,168 acres) and Graham County (now 11,021 acres - as amended in Paragraph 1 above), which together encompass 80,871 acres, more or less. Purchaser and Seller agree that no additional extensions of this option to purchase will be available.

6. The provisions of Paragraph 11 of the Agreement are amended to provide that should the option to purchase be exercised by Purchaser in a timely manner, such option must apply to all 80,871 leasehold acres, rather than selected leases or counties, and will require a cash payment of $10,108,875. In addition to the cash consideration paid by Purchaser to Seller in the amount of $125 per leasehold acre, Purchaser agrees to deliver to Seller the number of shares of common stock in Purchaser which have a market value equal to $1,000,000, as measured by the closing stock price of Purchaser's common stock for the trading day immediately preceding the date of closing (for example, should the per share price on the trading date preceding the date of closing be $0.70 per share, then the total shares to be issued by Purchaser to Seller will be 1,428,572). Purchaser will issue the shares of common stock to the various parties in the amounts specified by Seller.

7. Paragraph 14 of the Agreement is deleted in its entirety and the following new Paragraph 14 substituted therefore:

> "14. HOLDING PERIOD FOR COMMON STOCK OF PURCHASER. Seller agrees to hold and only sell or otherwise dispose of the common stock in Purchaser which it received as a result of this Transaction, as follows: (a) 50% of the common stock may be sold after 12 months; (b) the next 25% of the common stock may be sold after 18 months; and (c) the remaining 25% of the common stock may be sold after 24 months. In light of the fact that Seller will obtain shares of common stock on two separate occasions (see Paragraphs 3 (b) and 8 of this Amendment), the date of actual receipt of the common stock by Seller shall be the determining date for holding the common stock."

8. The Parties acknowledge and agree that Purchaser was obligated to close the transaction represented by the terms of the Purchase and Sale Agreement executed by the Parties on April 17, 2012, on or before July 1, 2012. Seller hereby expressly waives the breach caused by Purchaser's failure to close by July 1, 2012, and agrees to permit Buyer a period of eight (8) additional days, ending at 5:00 p.m. on July 9, 2012, within which to close the transaction as modified by this Amendment. The eight (8) day extension granted by Seller shall not indicate or imply further waivers from Seller or excuse further failure of Purchaser to perform in a timely fashion.

9. Except as amended or modified by this Amendment, the April 17, 2012, Agreement of the parties remains effective as originally drafted and signed.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and this Amendment shall be binding upon the executing party regardless of whether any other party or parties signs this Amendment.

EXECUTED this 9th day of July, 2012.

PURCHASER:

CIRCLE STAR ENERGY CORP.

By: ______________________
Jeff Johnson, CEO

SELLER:

BLUERIDGE PETROLEUM CORPORATION

By: ______________________
Jonathan Allen, President

Walter F. Brown
900 N.E. Loop 410, Suite A-107
San Antonio, TX 78209

By: _______________
Walter F. Brown

Kirk T. and/or Rebecca L. Rundle as JTRS
Reflection Plaza
7340 West 21st Street, Suite 100,
Wichita, KS 67205

By: _______________
Kirk T. and/or Rebecca L. Rundle as JTRS

First Equity Resources, LLC
P.O. Box 17078
Fountain Hills, AZ 85269

By: _______________
G. Jeff Mowry, Managing Member

G. Jeff Mowry and Marsha S. Mowry Trust dated July 9, 2007
P.O. Box 17078
Fountain Hills, AZ 85269

By: _______________
G. Jeff Mowry, Trustee

By: _______________
Marsha S. Mowry, Trustee

Walter F. Brown
900 N.E. Loop 410, Suite A-107
San Antonio, TX 78209

By: ______________________________
Walter F. Brown

Kirk T. and/or Rebecca L. Rundle as JTRS
Reflection Plaza
7340 West 21st Street, Suite 100,
Wichita, KS 67205

By: ______________________________
Kirk T. and/or Rebecca L. Rundle as JTRS

First Equity Resources, LLC
P.O. Box 17078
Fountain Hills, AZ 85269

By: ______________________________
G. Jeff Mowry, Managing Member

G. Jeff Mowry and Marsha S. Mowry Trust dated July 9, 2007
P.O. Box 17078
Fountain Hills, AZ 85269

By: ______________________________
G. Jeff Mowry, Trustee

By: ______________________________
Marsha S. Mowry, Trustee

Walter F. Brown
900 N.E. Loop 410, Suite A-107
San Antonio, TX 78209

By: ______________________________
Walter F. Brown

Kirk T. and/or Rebecca L. Rundle as JTRS
Reflection Plaza
7340 West 21st Street, Suite 100,
Wichita, KS 67205

By: ______________________________
Kirk T. and/or Rebecca L. Rundle as JTRS

First Equity Resources, LLC
P.O. Box 17078
Fountain Hills, AZ 85269

By: ______________________________ G. Jeff Mowry, President of First Equity Corp., as Manager, and on behalf of First Equity Resources, LLC
G. Jeff Mowry, Managing Member

G. Jeff Mowry and Marsha S. Mowry Trust dated July 9, 2007
P.O. Box 17078
Fountain Hills, AZ 85269

By: ______________________________
G. Jeff Mowry, Trustee

By: ______________________________
Marsha S. Mowry, Trustee

Harold C. Porter Family Trust
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________
Bobbie D. Porter, Trustee

Bobbie D. Porter Living Trust dated December 13, 2004
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________
Bobbie D. Porter, Trustee

Porter Oil Properties, LLC
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________
Bobbie D. Porter, Member

IA Operating, Inc.
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________
Bobbie D. Porter, Member

Swann Resources, Inc.
12021 West Autumn Ridge Court
Wichita, KS 67235

By: ______________________
Robert D. Swann, President

Harold C. Porter Family Trust
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Trustee

Bobbie D. Porter Living Trust dated December 13, 2004
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Trustee

Porter Oil Properties, LLC
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Member

IA Operating, Inc.
9915 West 21st Street North, Suite B
Wichita, KS 67205

By: ______________________________
Bobbie D. Porter, Member

Swann Resources, Inc.
12021 West Autumn Ridge Court
Wichita, KS 67235

By: ______________________________
Robert D. Swann, President